UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08297
Oppenheimer MidCap Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: October 31
Date of reporting period: 10/31/2008

Item 1. Reports to Stockholders.

October 31, 2008

Oppenheimer

MidCap Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

October 31, 2008 Management Oppenheimer Commentaries MidCap Fund and Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap and Outlook Listing of Top Holdings A N N U A L R E P O RT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Industries

Software	10.0%
Media	7.1
Health Care Equipment & Supplies	6.6
Commercial Services & Supplies	6.2
IT Services	6.1
Oil, Gas & Consumable Fuels	5.3
Energy Equipment & Services	5.3
Life Sciences Tools & Services	4.2
Diversified Financial Services	3.8
Capital Markets	3.8
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on net assets.
Top Ten Common Stock Holdings

SAIC, Inc.	3.1%
Stericycle, Inc.	3.0
Bard (C.R.), Inc.	3.0
Range Resources Corp.	2.8
Schein (Henry), Inc.	2.7
Burger King Holdings, Inc.	2.6
Crown Castle International Corp.	2.4
Cablevision Systems Corp. New York Group, Cl. A	2.3
Focus Media Holding Ltd., ADR	2.1
Questar Corp.	2.1
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on net assets. For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
10 | OPPENHEIMER MIDCAP FUND

Sector Allocation
l Information Technology 25.1% Software 10.0 IT Services 6.1 Electronic Equipment & Instruments 3.3 Internet Software & Services 2.2 Communications Equipment 2.2 Computers & Peripherals 0.9 Semiconductors & Semiconductor Equipment 0.4 l Consumer Discretionary 16.0 l Industrials 15.5 l Health Care 15.0 l Energy 10.7 l Financials 9.7 l Materials 2.5 l Telecommunication Services 2.4 l Utilities 2.1 l Consumer Staples 1.0
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on the total market value of common stocks.
11 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During an extremely difficult operating environment, Oppenheimer MidCap Fund’s Class A shares (without sales charge) produced negative results and underperformed its benchmarks, the S&P Midcap 400 Index as well as the Russell Midcap Growth Index. Although the Fund’s total returns were negatively impacted by volatile equity market conditions, we continue to find long-term opportunities in mid-sized companies that are being punished for reasons that are mainly short-term or cyclical. During an environment where the market brutalized both good and bad companies indiscriminately, the Fund’s disciplined focus on investing in high quality businesses with experienced management and proven records of performance continues to yield many attractive new opportunities. In terms of sector performance relative to the Russell Midcap Growth Index, the Fund benefited from its holdings in the energy, utilities and industrials sectors. In contrast, holdings in the consumer discretionary, healthcare and financials sectors most detracted from performance.
     In terms of individual contributors, the top five performing securities were: Murphy Oil Corp., Range Resources Corp., C. H. Robinson Worldwide, Inc., Smith International, Inc., and Fastenal Co. We exited our position in Fastenal, an industrial and construction supply company, before the stock price tumbled in October. While energy is highly leveraged to the commodity prices of oil and gas, by focusing on high-quality assets that can be extracted at a low cost, we were able to find companies during this troubled market that were able to outperform. Range Resources, an oil exploration and production company, benefited from increased earnings, continued demand for its oil exploration services, as well as major discoveries of extractable reserves. Smith International, a global provider of products and services to the oil and gas exploration and production industry, jumped in price due to its recent acquisition of W-H Energy Services Inc. Murphy Oil, a worldwide oil and gas exploration and production company, with refining and marketing operations in the United States and the United Kingdom, trades at a low valuation relative to other companies in the sector. During the reporting period, the company delivered better than expected earnings, with an improvement on growth and return on capital. Within the industrials sector, C.H. Robinson Worldwide, an airfreight and logistics company, has beat earnings for many quarters in a row and is a beneficiary of growing global trade with significant assets on its balance sheet. It is worth noting that we sold out of our positions and took profits in Murphy Oil and Smith International prior to a significant downturn in October 2008 in energy stock prices.
12 | OPPENHEIMER MIDCAP FUND

     The Fund’s weakest performing sectors included consumer discretionary, healthcare and financials. Consumer discretionary was by far the biggest detractor from performance, with media and hotels/restaurants/leisure being the worst sub-sectors within this category. Within consumer discretionary, Las Vegas Sands Corp., the world’s largest casino company by market value, was the largest detractor and declined due to costs associated with declining property values and some missteps with the opening of the Venetian Macao. Within the media sub-sector, Focus Media Holding Ltd. and Liberty Global, Inc. were laggards. Focus Media, China’s largest publicly traded advertising company, fell on speculation that its CEO would be leaving and its service-provider license would be revoked because of spam. In addition, both of the above mentioned stocks may have been inflated by euphoria over the Olympic games in China. Liberty Global, an international communications provider of video, voice and broadband Internet services, declined primarily due to the fact that it was highly financially leveraged and the market was very concerned with companies that have high debt. Also, Liberty Global has been hurt by the strengthening dollar—despite the fact that it’s based in Colorado, its operations are located in Europe, Puerto Rico and Japan. EnergySolutions, Inc. is a provider of specialized, technology-based nuclear services to government and commercial customers. Its management team unfortunately missed several important milestones and the stock declined. Finally, within the financial sector, Affiliated Managers Group, Inc., an asset management company that owns interests in more than 30 midsized investment management firms in the U.S. and Canada, saw a 14% drop in assets under management during the last quarter of the reporting period. Many managers are being forced to sell in a weak market in order to meet redemptions, which results in further performance drops.
     We made a minor change to the Fund’s sector allocations over the period and reduced our weighting in consumer discretionary. We are long term investors in nature and do not in general rebalance due to current market conditions.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2008. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
13 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to that of the S&P Midcap 400 Index and the Russell Midcap® Growth Index. The S&P Midcap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size liquidity, and industry group representation. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index, as ranked by total market capitalization. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
14 | OPPENHEIMER MIDCAP FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer MidCap Fund (Class A) S&P Midcap 400 Index Russell Midcap Growth Index
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 10/31/08
1-Year -50.01%    5-Year -5.33%    10-Year -0.18%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 20 for further information.
15 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer MidCap Fund (Class B) S&P Midcap 400 Index Russell Midcap Growth Index
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 10/31/08
1-Year -50.02%    5-Year -5.30%    10-Year -0.04%
16 | OPPENHEIMER MIDCAP FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer MidCap Fund (Class C) S&P Midcap 400 Index Russell Midcap Growth Index
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 10/31/08
1-Year -47.89%    5-Year -4.92%    10-Year -0.34%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 20 for further information.
17 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer MidCap Fund (Class N) S&P Midcap 400 Index Russell Midcap Growth Index
Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 10/31/08
1-Year -47.66%    5-Year -4.43%    Since Inception (3/1/01) -7.15%
18 | OPPENHEIMER MIDCAP FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer MidCap Fund (Class Y) S&P Midcap 400 Index Russell Midcap Growth Index
Average Annual Total Returns of Class Y Shares of the Fund at 10/31/08
1-Year -46.74%    5-Year -3.79%    10-Year 0.85%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 20 for further information.
19 | OPPENHEIMER MIDCAP FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion.
Class C shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/1/97. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present
20 | OPPENHEIMER MIDCAP FUND

or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
21 | OPPENHEIMER MIDCAP FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section
22 | OPPENHEIMER MIDCAP FUND

of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2008	October 31, 2008	October 31, 2008
Actual
Class A	$1,000.00	$610.50	$5.53
Class B	1,000.00	608.00	8.54
Class C	1,000.00	608.30	8.46
Class N	1,000.00	609.70	6.38
Class Y	1,000.00	612.30	3.25

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.30	6.92
Class B	1,000.00	1,014.58	10.69
Class C	1,000.00	1,014.68	10.59
Class N	1,000.00	1,017.24	7.99
Class Y	1,000.00	1,021.11	4.07
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.36%
Class B	2.10
Class C	2.08
Class N	1.57
Class Y	0.80
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
23 | OPPENHEIMER MIDCAP FUND

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24 | OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS October 31, 2008

	Shares	Value
Common Stocks—99.5%
Consumer Discretionary—15.9%
Diversified Consumer Services—1.7%
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	136,000	$8,697,200
Hotels, Restaurants & Leisure—3.5%
Burger King Holdings, Inc.	639,500	12,713,260
Las Vegas Sands Corp.[1]	334,700	4,749,393

		17,462,653

Internet & Catalog Retail—0.3%
Liberty Media Corp.-Interactive, Series A1	282,100	1,376,648
Media—7.1%
Cablevision Systems Corp. New York Group, Cl. A	644,100	11,419,893
Focus Media Holding Ltd., ADR[1]	559,400	10,365,682
Liberty Global, Inc., Series C1	602,300	9,733,168
Liberty Media Corp.-Entertainment, Series A1	236,500	3,807,650

		35,326,393

Specialty Retail—2.2%
Abercrombie & Fitch Co., Cl. A	97,600	2,826,496
GameStop Corp., Cl. A1	293,700	8,044,443

		10,870,939

Textiles, Apparel & Luxury Goods—1.1%
Polo Ralph Lauren Corp., Cl. A	114,800	5,415,116
Consumer Staples—1.0%
Beverages—1.0%
Central European Distribution Corp.[1]	171,700	4,943,243
Energy—10.6%
Energy Equipment & Services—5.3%
Cameron International Corp.[1]	421,900	10,235,294
Dresser-Rand Group, Inc.[1]	361,700	8,102,080
IHS, Inc., Cl. A1	225,000	7,962,750

		26,300,124

Oil, Gas & Consumable Fuels—5.3%
Cabot Oil & Gas Corp., Cl. A	114,700	3,219,629
Petrohawk Energy Corp.[1]	426,700	8,085,965
Range Resources Corp.	325,700	13,751,054
SandRidge Energy, Inc.[1]	147,910	1,582,637

		26,639,285

Financials—9.6%
Capital Markets—3.8%
Affiliated Managers Group, Inc.[1]	142,300	6,599,874
Eaton Vance Corp.	79,600	1,751,200
Fortress Investment Group LLC, Cl. A	462,190	2,264,731
Lazard Ltd., Cl. A	232,000	6,999,440
T. Rowe Price Group, Inc.	28,500	1,126,890

		18,742,135

Diversified Financial Services—3.8%
Intercontinental Exchange, Inc.[1]	100,600	8,607,336
MSCI, Inc., Cl. A1	600,960	10,360,550

		18,967,886

Real Estate Investment Trusts—0.8%
Boston Properties, Inc.	58,300	4,132,304
Real Estate Management & Development—1.2%
Jones Lang LaSalle, Inc.	178,000	5,859,760
F1 | OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Health Care—15.0%
Health Care Equipment & Supplies—6.6%
Bard (C.R.), Inc.	167,400	$14,773,050
Edwards Lifesciences Corp.[1]	118,300	6,250,972
IDEXX Laboratories, Inc.[1]	265,400	9,339,426
Intuitive Surgical, Inc.[1]	12,300	2,125,317

		32,488,765

Health Care Providers & Services—2.7%
Schein (Henry), Inc.[1]	286,100	13,392,341
Life Sciences Tools & Services—4.2%
Covance, Inc.[1]	153,400	7,670,000
Illumina, Inc.[1]	192,100	5,922,443
Waters Corp.[1]	168,200	7,367,160

		20,959,603

Pharmaceuticals—1.5%
Shire Ltd., ADR	189,400	7,471,830
Industrials—15.4%
Aerospace & Defense—3.1%
Alliant Techsystems, Inc.[1]	65,300	5,389,862
BE Aerospace, Inc.[1]	103,600	1,333,332
Curtiss-Wright Corp.	126,400	4,664,160
Rockwell Collins, Inc.	73,800	2,747,574
Spirit Aerosystems Holdings, Inc., Cl. A1	80,100	1,292,013

		15,426,941

Air Freight & Logistics—2.7%
C.H. Robinson Worldwide, Inc.	144,600	7,487,388
Expeditors International of Washington, Inc.	178,400	5,824,760

		13,312,148

Commercial Services & Supplies—6.2%
Clean Harbors, Inc.[1]	83,800	5,494,766
EnergySolutions, Inc.	748,500	3,375,735
FTI Consulting, Inc.[1]	121,000	7,048,250
Stericycle, Inc.[1]	254,500	14,870,435

		30,789,186

Construction & Engineering—2.1%
Foster Wheeler Ltd.[1]	121,900	3,340,060
Quanta Services, Inc.[1]	362,200	7,157,072

		10,497,132

Industrial Conglomerates—0.8%
McDermott International, Inc.[1]	220,300	3,773,739
Machinery—0.5%
Bucyrus International, Inc., Cl. A	107,500	2,593,975
Information Technology—25.0%
Communications Equipment—2.2%
QUALCOMM, Inc.	187,600	7,177,576
Research in Motion Ltd.[1]	72,900	3,676,347

		10,853,923

Computers & Peripherals—0.9%
NetApp, Inc.[1]	332,000	4,491,960
Electronic Equipment & Instruments—3.2%
Amphenol Corp., Cl. A	315,700	9,044,805
Trimble Navigation Ltd.[1]	346,000	7,117,220

		16,162,025

Internet Software & Services—2.2%
Equinix, Inc.[1]	134,400	8,389,248
Omniture, Inc.[1]	224,400	2,580,600

		10,969,848

IT Services—6.1%
Cognizant Technology Solutions Corp.[1]	445,500	8,553,600
SAIC, Inc.[1]	832,000	15,367,040
VeriFone Holdings, Inc.[1]	563,400	6,400,224

		30,320,864
F2 | OPPENHEIMER MIDCAP FUND

	Shares	Value
Semiconductors & Semiconductor Equipment—0.4%
NVIDIA Corp.[1]	215,100	$1,884,276
Software—10.0%
Ansys, Inc.[1]	297,600	8,520,288
Autodesk, Inc.[1]	435,800	9,286,898
FactSet Research Systems, Inc.	224,950	8,725,811
Macrovision Solutions Corp.[1]	588,005	6,515,095
Salesforce.com, Inc.[1]	242,000	7,492,320
Take-Two Interactive Software, Inc.	774,800	9,189,128

		49,729,540

Materials—2.5%
Chemicals—2.1%
Intrepid Potash, Inc.[1]	107,530	2,337,702
Lubrizol Corp. (The)	215,300	8,090,974

		10,428,676

Metals & Mining—0.4%
Titanium Metals Corp.	202,800	1,888,068
Telecommunication Services—2.4%
Wireless Telecommunication Services—2.4%
Crown Castle International Corp.[1]	555,500	11,759,935
Utilities—2.1%
Gas Utilities—2.1%
Questar Corp.	300,700	10,362,122

Total Common Stocks (Cost $779,637,778)		494,290,583

Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.95%[2,3] (Cost $3,273,645)	3,273,645	3,273,645

Total Investments, at Value (Cost $782,911,423)	100.2%	497,564,228
Liabilities in Excess of Other Assets	(0.2)	(987,564)

Net Assets	100.0%	$496,576,664

Industry classifications are unaudited.
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2007	Additions	Reductions	October 31, 2008
Oppenheimer Institutional Money Market Fund, Cl. E	3,338,314	313,721,145	313,785,814	3,273,645

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$3,273,645	$447,048

3.	Rate shown is the 7-day yield as of October 31, 2008.
See accompanying Notes to Financial Statements.
F3 | OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $779,637,778)	$494,290,583
Affiliated companies (cost $3,273,645)	3,273,645

497,564,228
Cash	543,557
Receivables and other assets:
Investments sold	2,447,415
Shares of beneficial interest sold	171,471
Dividends	16,775
Other	24,273

Total assets	500,767,719

Liabilities
Payables and other liabilities:
Investments purchased	3,135,443
Shares of beneficial interest redeemed	590,107
Trustees’ compensation	207,589
Shareholder communications	152,536
Transfer and shareholder servicing agent fees	40,294
Distribution and service plan fees	27,634
Other	37,452

Total liabilities	4,191,055

Net Assets	$496,576,664

Composition of Net Assets
Paid-in capital	$1,527,688,631
Accumulated net investment loss	(236,507)
Accumulated net realized loss on investments	(745,528,265)
Net unrealized depreciation on investments	(285,347,195)

Net Assets	$496,576,664

F4 | OPPENHEIMER MIDCAP FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $309,147,895 and 27,434,321 shares of beneficial interest outstanding)	$11.27
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.96
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,121,599 and 6,555,243 shares of beneficial interest outstanding)	$10.39
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,895,274 and 5,861,278 shares of beneficial interest outstanding)	$10.39
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,994,849 and 1,626,694 shares of beneficial interest outstanding)	$11.06
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $40,417,047 and 3,417,575 shares of beneficial interest outstanding)	$11.83
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $12,509)	$3,753,636
Affiliated companies	447,048
Interest	24,810
Other income	86,476

Total investment income	4,311,970

Expenses
Management fees	5,628,011
Distribution and service plan fees:
Class A	1,167,767
Class B	1,231,741
Class C	1,035,493
Class N	148,116
Transfer and shareholder servicing agent fees:
Class A	2,257,986
Class B	359,505
Class C	425,493
Class N	125,023
Class Y	53,662
Shareholder communications:
Class A	229,758
Class B	88,305
Class C	33,857
Class N	4,688
Class Y	508
Trustees’ compensation	68,880
Custodian fees and expenses	52,727
Other	56,685

Total expenses	12,968,205
Less reduction to custodian expenses	(2,247)
Less waivers and reimbursements of expenses	(636,380)

Net expenses	12,329,578

Net Investment Loss	(8,017,608)

Realized and Unrealized Loss
Net realized loss on investments from unaffiliated companies	(19,088,666)
Net change in unrealized depreciation on investments	(428,416,654)

Net Decrease in Net Assets Resulting from Operations	$(455,522,928)

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2008	2007
Operations
Net investment loss	$(8,017,608)	$(10,326,011)
Net realized gain (loss)	(19,088,666)	240,973,815
Net change in unrealized appreciation (depreciation)	(428,416,654)	(95,104,245)

Net increase (decrease) in net assets resulting from operations	(455,522,928)	135,543,559

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(25,351,247)	(154,257,177)
Class B	(40,614,293)	(82,302,757)
Class C	(16,096,738)	(25,256,563)
Class N	(3,047,222)	(5,519,524)
Class Y	24,834,448	(457,498)

	(60,275,052)	(267,793,519)

Net Assets
Total decrease	(515,797,980)	(132,249,960)
Beginning of period	1,012,374,644	1,144,624,604

End of period (including accumulated net investment loss of $236,507 and $172,304, respectively)	$496,576,664	$1,012,374,644

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$21.25	$18.67	$17.56	$15.04	$13.97

Income (loss) from investment operations:
Net investment loss	(.14)[1]	(.14)[1]	(.12)[1]	(.15)[1]	(.17)
Net realized and unrealized gain (loss)	(9.84)	2.72	1.23	2.67	1.24

Total from investment operations	(9.98)	2.58	1.11	2.52	1.07

Net asset value, end of period	$11.27	$21.25	$18.67	$17.56	$15.04

Total Return, at Net Asset Value[2]	(46.97)%	13.82%	6.32%	16.76%	7.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$309,148	$618,567	$687,642	$618,270	$504,292

Average net assets (in thousands)	$495,023	$681,071	$696,033	$570,513	$457,926

Ratios to average net assets:[3]
Net investment loss	(0.81)%	(0.73)%	(0.65)%	(0.94)%	(1.05)%
Total expenses	1.46%[4]	1.37%[4]	1.32%[4]	1.39%	1.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.32%	1.30%	1.35%	1.33%

Portfolio turnover rate	78%	96%	63%	39%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.46%
Year Ended October 31, 2007	1.37%
Year Ended October 31, 2006	1.32%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER MIDCAP FUND

Class B Year Ended October 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$19.75	$17.47	$16.56	$14.29	$13.37

Income (loss) from investment operations:
Net investment loss	(.25)[1]	(.26)[1]	(.25)[1]	(.27)[1]	(.30)
Net realized and unrealized gain (loss)	(9.11)	2.54	1.16	2.54	1.22

Total from investment operations	(9.36)	2.28	.91	2.27	.92

Net asset value, end of period	$10.39	$19.75	$17.47	$16.56	$14.29

Total Return, at Net Asset Value[2]	(47.39)%	13.05%	5.49%	15.89%	6.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,122	$177,264	$235,821	$310,352	$312,315

Average net assets (in thousands)	$123,166	$198,207	$283,459	$319,953	$316,748

Ratios to average net assets:[3]
Net investment loss	(1.53)%	(1.44)%	(1.40)%	(1.71)%	(1.83)%
Total expenses	2.09%[4]	2.04%[4]	2.08%[4]	2.26%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.09%	2.03%	2.07%	2.14%	2.12%

Portfolio turnover rate	78%	96%	63%	39%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	2.09%
Year Ended October 31, 2007	2.04%
Year Ended October 31, 2006	2.08%
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended October 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$19.74	$17.47	$16.56	$14.29	$13.37

Income (loss) from investment operations:
Net investment loss	(.25)[1]	(.27)[1]	(.24)[1]	(.26)[1]	(.25)
Net realized and unrealized gain (loss)	(9.10)	2.54	1.15	2.53	1.17

Total from investment operations	(9.35)	2.27	.91	2.27	.92

Net asset value, end of period	$10.39	$19.74	$17.47	$16.56	$14.29

Total Return, at Net Asset Value[2]	(47.37)%	12.99%	5.49%	15.89%	6.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,895	$135,581	$144,184	$137,308	$110,018

Average net assets (in thousands)	$103,590	$136,508	$149,438	$126,925	$105,285

Ratios to average net assets:[3]
Net investment loss	(1.56)%	(1.48)%	(1.39)%	(1.68)%	(1.81)%
Total expenses	2.17%[4]	2.08%[4]	2.06%[4]	2.17%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%	2.07%	2.04%	2.10%	2.10%

Portfolio turnover rate	78%	96%	63%	39%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	2.17%
Year Ended October 31, 2007	2.08%
Year Ended October 31, 2006	2.06%
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER MIDCAP FUND

Class N Year Ended October 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$20.92	$18.41	$17.36	$14.90	$13.87

Income (loss) from investment operations:
Net investment loss	(.18)[1]	(.19)[1]	(.16)[1]	(.19)[1]	(.18)
Net realized and unrealized gain (loss)	(9.68)	2.70	1.21	2.65	1.21

Total from investment operations	(9.86)	2.51	1.05	2.46	1.03

Net asset value, end of period	$11.06	$20.92	$18.41	$17.36	$14.90

Total Return, at Net Asset Value[2]	(47.13)%	13.63%	6.05%	16.51%	7.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,995	$37,722	$38,500	$34,879	$22,488

Average net assets (in thousands)	$29,626	$37,676	$38,644	$29,445	$18,969

Ratios to average net assets:[3]
Net investment loss	(1.05)%	(0.96)%	(0.89)%	(1.15)%	(1.28)%
Total expenses	1.66%[4]	1.59%[4]	1.60%[4]	1.67%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.55%	1.53%	1.55%	1.57%

Portfolio turnover rate	78%	96%	63%	39%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.66%
Year Ended October 31, 2007	1.59%
Year Ended October 31, 2006	1.60%
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended October 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$22.21	$19.42	$18.19	$15.51	$14.35

Income (loss) from investment operations:
Net investment loss	(.07)[1]	(.07)[1]	(.04)[1]	(.08)[1]	(.13)
Net realized and unrealized gain (loss)	(10.31)	2.86	1.27	2.76	1.29

Total from investment operations	(10.38)	2.79	1.23	2.68	1.16

Net asset value, end of period	$11.83	$22.21	$19.42	$18.19	$15.51

Total Return, at Net Asset Value[2]	(46.74)%	14.37%	6.76%	17.28%	8.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,417	$43,241	$38,478	$36,769	$23,785

Average net assets (in thousands)	$48,600	$38,230	$42,277	$31,030	$19,540

Ratios to average net assets:[3]
Net investment loss	(0.40)%	(0.33)%	(0.21)%	(0.49)%	(0.69)%
Total expenses	0.84%[4,5,6]	0.91%[4,5,6,7]	0.86%[4,5]	0.89%[6]	0.98%[6]

Portfolio turnover rate	78%	96%	63%	39%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	0.84%
Year Ended October 31, 2007	0.91%
Year Ended October 31, 2006	0.86%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer MidCap Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected
F13 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F14 | OPPENHEIMER MIDCAP FUND

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$ —	$—	$744,000,804	$286,900,672

1.	As of October 31, 2008, the Fund had $744,000,804 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2008, details of the capital loss carryforwards were as follows:

Expiring
2009	$420,157,455
2010	238,170,995
2011	67,636,297
2016	18,036,057

Total	$744,000,804

2.	During the fiscal year ended October 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended October 31, 2007, the Fund utilized $241,392,441 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F15 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for October 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Increase to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments
$ 7,692,745	$7,953,405	$260,660
No distributions were paid during the years ended October 31, 2008 and October 31, 2007.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$784,464,900

Gross unrealized appreciation	$10,967,644
Gross unrealized depreciation	(297,868,316)

Net unrealized depreciation	$(286,900,672)

Trustees’ Compensation. On November 19, 2007, the Fund’s Board of Trustees voted to freeze participation in the retirement plan for the Board’s independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.
During the year ended October 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$42,087
Payments Made to Retired Trustees	6,368
Accumulated Liability as of October 31, 2008	190,497
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets
F16 | OPPENHEIMER MIDCAP FUND

and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F17 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Class A
Sold	6,138,633	$109,925,532	7,000,880	$137,080,894
Redeemed	(7,807,813)	(135,276,779)	(14,734,745)	(291,338,071)

Net decrease	(1,669,180)	$(25,351,247)	(7,733,865)	$(154,257,177)

Class B
Sold	1,182,971	$19,124,252	1,079,220	$19,814,182
Redeemed	(3,603,180)	(59,738,545)	(5,603,021)	(102,116,939)

Net decrease	(2,420,209)	$(40,614,293)	(4,523,801)	$(82,302,757)

Class C
Sold	1,047,119	$16,853,877	1,160,849	$21,285,139
Redeemed	(2,052,991)	(32,950,615)	(2,546,706)	(46,541,702)

Net decrease	(1,005,872)	$(16,096,738)	(1,385,857)	$(25,256,563)

Class N
Sold	504,277	$8,682,703	597,494	$11,527,630
Redeemed	(681,081)	(11,729,925)	(884,873)	(17,047,154)

Net decrease	(176,804)	$(3,047,222)	(287,379)	$(5,519,524)

Class Y
Sold	3,196,111	$58,573,648	544,006	$11,273,918
Redeemed	(1,725,766)	(33,739,200)	(577,616)	(11,731,416)

Net increase (decrease)	1,470,345	$24,834,448	(33,610)	$(457,498)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2008, were as follows:

	Purchases	Sales
Investment securities	$623,907,070	$682,839,692
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:
F18 | OPPENHEIMER MIDCAP FUND

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $1.0 billion	0.58
Over $2.5 billion	0.56
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2008, the Fund paid $2,748,934 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2008 for Class B, Class C and Class N shares were $17,346,702, $5,702,816 and $818,900, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
F19 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
October 31, 2008	$249,236	$3,593	$267,199	$5,818	$842

Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2008, OFS waived $535,509, $65,310 and $21,975 for Class A, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2008, the Manager waived $13,586 for IMMF management fees.
5. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F20 | OPPENHEIMER MIDCAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer MidCap Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer MidCap Fund, including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer MidCap Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2008
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THIS PAGE INTENTIONALLY LEFT BLANK.
F22 | OPPENHEIMER MIDCAP FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
25 | OPPENHEIMER MIDCAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager] and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact
26 | OPPENHEIMER MIDCAP FUND

that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Richard Royce, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap growth funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and mid-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees are lower than its peer group median although its total expenses are higher than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the
27 | OPPENHEIMER MIDCAP FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
28 | OPPENHEIMER MIDCAP FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
29 | OPPENHEIMER MIDCAP FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term or until his or her resignation, retirement, death or removal.

Thomas W. Courtney, Chairman of the Board of Trustees (since 2001), Trustee (since 1997) Age: 75	Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trust (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann, Trustee (since 1997) Age: 79	Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC (since August 1984); Chief Executive Officer and President of Aquila Management Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT) (until September 2007); Chairman, President and Director of InCap Management Corporation (until 2004); Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of Premier VIT (formerly PIMCO Advisors
30 | OPPENHEIMER MIDCAP FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Lacy B. Herrmann, Continued	VIT) (investment company) (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Trustee (since 2001) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an Officer and Director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

John V. Murphy, Trustee (since 2005) and President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 2003); Chairman of the Investment Company Institute’s Board of Governors (since October 2007). Oversees 103 port- folios in the OppenheimerFunds complex.
31 | OPPENHEIMER MIDCAP FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
32 | OPPENHEIMER MIDCAP FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $21,300 in fiscal 2008 and $20,000 in fiscal 2007.
((b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $256,236 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, review of capital accumulation plan and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $256,236 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Audit Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Audit Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer MidCap Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	12/12/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	12/12/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted Principal Financial Officer

Date:	12/12/2008